                                                                  Exhibit 10.28


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL
ASSOCIATION
Real Estate Group (AU #2962)
400 Capitol Mall, Suite 700
Sacramento, CA 95814

Attn: Denise Latta
Loan No. 50330V

     SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGEMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made August 21, 1998 by and between ZORO, LLC, & California limited liability company ("Owner"), VIANT CORPORATION, a California corporation ("Lessee") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                    RECITALS
                                    --------

A. Pursuant to the terms and provisions of a lease dated June 26, 1997, and amended by the first amendment to office lease dated October 14, 1997 and the second amendment to office lease dated February 25, 1998 (collectively referred to as the "Lease"), Owner, as "Lessor", granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

B. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents security agreement and fixture filing ("Dead of Trust") securing, among other things, a promissory note ("Note" in the principal sum of FIFTY-FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($55,500,000.00), dated August 21, 1998, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith.

C. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Deed or Trust.

D. Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.

                                                             Loan No. 50330V

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

1.       SUBORDINATION. Owner and Lessee hereby agree that:

         1.1 PRIOR LIEN. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain and lien on the Property prior and superior to the Lease;

         1.2 SUBORDINATION. Lender would not make the Loan without this agreement to subordinate; and

         1.3 WHOLE AGREEMENT. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage o?? mortgages.

         AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

         1.4 USE OF PROCEEDS. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburse?? such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

         1.5 WAIVER, RELINQUISHMENT AND SUBORDINATION. Lessee intentionally and unconditionally waives relinquishes and subordinates all of Lessee's right, title and interest in and to the Property to the lien o?? the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver relinquishment and subordination, specific loans and advances are being and will be made by Lende?? and, as part and parcel thereof, specific monetary and other obligations are being and will be entere?? into which would not be made or entered into but for said reliance upon this waiver, relinquishmen?? and subordination.

2. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor o?? Lender.

3.       ESTOPPEL. Lessee acknowledges and represents that:

         3.1 LEASE EFFECTIVE. The Lease has been duly executed and delivered by Lessee and, subject to the term and conditions thereof: (i) to Lessee's current actual knowledge, the Lease is in full force and effec?? (ii) the obligations of Lessee thereunder are valid and binding; and (iii) there have been no modification or additions to the Lease, written or oral;

         3.2 NO DEFAULT. To Lessee's current actual knowledge, as of the date hereof: (i) there exists no breaci?? default, or event or condition which, with the giving of notice or the passage of time or both, wou?? constitute a breach or default under the Lease; and
              (ii) there are no existing claims, defenses or offse?? against rental due or to become due under the Lease;

         3.3 ENTIRE AGREEMENT. The Lease constitutes the entire agreement between Lessor and Lessee wi?? respect to the Property and Lessee claims no rights with respect to the Property other than as set for?? in the Lease; and

                                                              Loan No. 5033C

         3.4 NO PREPAID RENT. No deposits or prepayments of rent have been made in connection with the Leas?? except as follows: (if none, state "None") _____________________.

4. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is th?? Beneficiary under the Deed of Trust:

         4.1 MODIFICATION, TERMINATION AND CANCELLATION. Lessee will not, without Lender's prior written consent: (?? consent to any modification or amendment relating to the Lease which changes a material term of th?? Lease; (ii) terminate or cancel the Lease (in whole or in part); or (iii) make any payment to Lessor i?? consideration of any modification, termination or cancellation of the Lease (in whole or in part);

         4.2 NOTICE OF DEFAULT. Lessee will notify Lender in writing concurrently with any notice given to Lessor o?? any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not th?? obligation) to cure any breach or default specified in such notice within the time periods set forth?? below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such defaul?? within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof BY LESSOR; PROVIDED, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cur?? with diligence;

         4.3 NO ADVANCE RENTS. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

         4.4 ASSIGNMENT OF RENTS. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust. Owner agrees that any such payment to Lender shall discharge the obligations of Lessee to make such payment to Owner under the Lease.

5. ATTORNMENT. In the event Lender succeeds to the interest of Lessor under the Lease, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:

         5.1 PAYMENT OF RENT. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

         5.2 CONTINUATION OF PERFORMANCE. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor's interest in the Lease and giving written notice thereof to Lessee;

         5.3 NO OFFSET. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease (except those acts or omissions which constitute continuing defaults under the Lease including, without limitation, failure to perform required maintenance and repair, for which Lender, as successor to the interest of Lessor, shall be liable), nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

                                                            Loan No. 50330??

         5.4 SUBSEQUENT TRANSFER. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer o?? Lessor's interest by Lender, Lender shall have no liability under the Lease after said transfer, except for those liabilities accruing during Lender's ownership.

6. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease beyond applicable notice and cure periods, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this AGREEMENT; PROVIDED, however that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding or Lender; any option to purchase with respect to the Property; any right of first refusal with respect to the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Deed of Trust. Subject to all the terms and provisions of this Agreement, in the event Lender so succeeds to the interest of Lessor or any successor to Lessor, Lender shall be liable for the performance of the Lessor under the Lease and shall be bound by the terms of the Lease.

7.       MISCELLANEOUS.

         7.1 HEIRS, SUCCESSORS, ASSIGNS AND TRANSFEREES. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

         7.2 NOTICES. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipor the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

                                                              Loan No. 50330


              "OWNER"                                "LENDER"
ZORO, LLC,                                WELLS FARGO BANK, NATIONAL ASSOCIATION
a California limited liability company    Real Estate Group (AU #2962)
900 Front Street, Suite 300               400 Capitol Mall, Suite 700
San Francisco, CA 94111                   Sacramento, CA 95814

Attn: Martin I. Zankel                    Attn: Denise Latte
                                          Loan No. 50330V


                  "LESSEE"

VIANT CORPORATION,
a California corporation
650 Townsend Street, Suite 6119
San Francisco, CA 94103

              PROVIDED, HOWEVER, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

         7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

         7.4 REMEDIES CUMULATIVE. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

         7.5 PARAGRAPH HEADINGS. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. EXHIBIT A is attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

                                                 "OWNER"

                                       ZORO, LLC,
                                       a California limited liability company

                                       BY:
                                          ------------------------------------
                                          Martin I. Zankel, Manager

                                                             Loan No. 50330V

                                                 "LENDER"

                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION

                                       By:
                                          -----------------------------------
                                          Blake E. Griffin
                                          Its: Vice President

                                                 "LESSEE"

                                       VIANT CORPORATION,
                                       a California corporation

                                       BY:
                                          -----------------------------------

                                       ITS:
                                           ----------------------------------


                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                                   EXHIBIT A
                                                             Loan No. 50330V

                             DESCRIPTION OF PROPERTY

EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of August 21, 1998, executed by ZORO, LLC, a California limited liability company, as "Owner", VIANT CORPORATION, a California corporation, as "Lessee", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

All that certain real property located in the County of San Francisco, State of California, described as follows:


APN Lot 9, Block 3783

PARCEL ONE

All of Lot 9, Assessor's Block 3783, as shown on that certain Map entitled, "PARCEL MAP OF A PORTION OF 100 VARA BLOCK NO. 412, also being a portion of Assessor's Block No. 3783 which Map was filed for record in the Office of the Recorder of the City and County of San Francisco, State of California, on November 29, 1988 in Book 38 of Parcel Maps, at page 36.

PARCEL TWO

Non-exclusive easements as set forth in that certain Grant of Easement with Covenants and Restrictions affecting land dated as of December 29, 1988 by and between Bay West Showplace Investors, a California Limited Partnership, and Portman/Bay West Apparel partners, a California Partnership, recorded on December 30, 1988 in Book E775 at Page 1598, Series No. E296406 in the Official Records and as amended by that certain First Amendment to Grant of Easement with Covenants and Restrictions affecting land dated as of June 19, 1998 by and between Bay West Showplace Investors, a California Limited Partnership and Zoro, LLC, a California limited liability company, recorded June 25, 1998 in Reel H162 at Image 0291, Series No. G376431 in the Official Records.

STATE OF CALIFORNIA
COUNTY OF____________________ as.

On this _____ day of ________________, 19__, before me,
_________________________________________________ a Notary Public in and for the
State of California, personally appeared ___________________________________
personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ----------------------------------------

My commission expires
                     ----------------------------

STATE OF CALIFORNIA
COUNTY OF                                     ss.
          ------------------------------------

On this ____ day of ___________________, 19__, before me,
_________________________________________________ a Notary Public in and for the
State of California, personally appeared
__________________________________________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ----------------------------------------

My commission expires
                     ----------------------------

STATE OF CALIFORNIA
COUNTY OF                                     ss.
          ------------------------------------

On this _____ day of __________________, 19__, before me,
__________________________________________________ a Notary Public in and for
the State of California, personally appeared
_________________________________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ----------------------------------------

My commission expires
                     ----------------------------

10 ALTERATIONS AND IMPROVEMENTS. Lessee shall not make or allow to be made any alterations or physical additions in or to the premises without he prior written consent of Lessor. Any and all such alterations or improvements shall be surrendered to Lessor upon the termination of this lease, ?? or time or otherwise: provided, however, that this clause shall not apply to moveable equipment, trade fixtures or furnitures or Lessee which may be removed by Lessee upon the expiration or earlier termination of this lease if Lessee is not then in default.

11. LIENS. Lessee shall keep the land and building of which the premises are a part free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor shall have the right to post and keep posted on the premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor from such liens.

12. RULES AND REGULATIONS. The rules and regulations attached hereto, as well as such rules and regulations as may be hereafter adopted by Lessor for the safety, care and cleanliness or the premises and the preservation of good order therein, are hereby expressly made a part hereof, and Lessee agrees to comply with them. Lessor shall not be responsible to Lessee for the non-performance by any other tenant or occupant of the building or any of said rules and regulations. The violation of any such rules and regulations shall be deemed a material breach of the lease by Lessee Moreover, Lessee shall pay any damages Lessor or other tenants of the building may suffer as a result of any violation of said rules and regulations by as employees, agents, invitees, contractors, suppliers or customers.

13. ASSIGNMENT OF SUBLEASE. Lessee shall not assign, transfer, mortgage, pledge, hypothecate or encumber this lease or any interest therein, directly or indirectly, and shall not sublet the premises of any part thereof, or allow any use thereof by license or otherwise, without the prior written consent of Lessor. Any attempt to do so without such consent shall be void and shall, at Lessor's option, terminate this lease. No consent by Lessor to any assignment or subletting by Lessee shall relieve Lessee of any obligation to be performed by Lessee under this lease, whether occurring before or after such consent, assignment or subletting. The consent by Lessor to any assignment or subletting or other transfer shall not relieve Lessee from the obligation to obtain Lessor's written consent to any other assignment or subletting and consent to 1 assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this lease or to be a consent to any assignment, subletting or other transfer.

14. INSURANCE. Lessee shall obtain and maintain, at all times during the term hereof, at its own cost, commercial general liability insurance of at least $1,000,000.00 The aforementioned policies shall in no event limit the liability of Lessee hereunder. The aforementioned insurance shall name Lessor as an additional insured. Said insurance shall be with companies having a rating of not less than A in "Best's Insurance Guide" Lessee shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No policy shall be cancellable or subject to reduction of coverage or other modification or cancellation except after 30 days prior written notice to Lessor by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Lessor may carry Lessee shall, at least 20 days prior to the expiration of such policies, furnish Lessor with renewals or binders. Lessee agrees that if Lessee does not take out and maintain such insurance. Lessor may, at its option, procure said insurance on Lessee's behalf and charge Lessee the premiums therefore together with a 25% handling charge, payable upon demand. Lessee shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Lessee provided such blanket policies expressly afford coverage to the premises and to Lessee as required hereunder.

15. FIRE AND CASUALTY DAMAGE. If the premises shall be partially or totally destroyed by fire or other casualty so as to render them untenantable, the rent herein shall be prorated until the premises are made tenantable by Lessor. If Lessor shall decide not to rebuild, then all rent owed to the time of such destruction or termination shall be paid by Lessee and this lease shall cease and terminate.

16. CONDEMNATION. If the premises shall be taken or condemned in, whole or in substantial part for public purposes, this lease shall, at the option of either party, forthwith cease and terminate, and Lessee shall have no claim against Lessor for the value of any unexpired term of this lease or otherwise except for Lessee's loss of good will, moving and relocation expenses, if any, designated for Lessee.

17. LOSS OR DAMAGE. Lessor shall not be liable to Lessee for any injury or damage that may result to any person or property by or from any cause whatsoever in or about the land and building of which the premises are a part, unless caused by Lessor's negligence of intentional conduct.

18. BANKRUPTCY BY LESSEE. If (i) voluntary bankruptcy proceedings are initiated by (Lessee, ii) Lessee is adjudged a bankrupt, (iii) Lessee makes an assignment for the benefit of its creditors, (iv) the execution is issued against Lessee or (v) the interest of Lessee hereunder passes by operation or law to any person other than Lessee, this lease may, at Lessor's option, be terminated.

19. DEFAULT. (a) If Lessee breaches any of the terms and conditions hereof, Lessor may, at its option subject to applicable legal due process, (i) enter and take possession of the premises, (ii) remove all persons and property therefrom and (iii) declare this lease terminated. In such event, Lessee shall peacefully and quietly surrender the premises to Lessor and execute such instruments as Lessor may require to evidence termination of Lessee's rights and interest hereunder; and Lessor shall be entitled to recover from Lessee the aggregate of all amounts Lessor is permitted to recover from Lessee pursuant to Section 1951.2 of the California Civil Code, as amended, including without limitation, (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination, (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided, (iii) the worth at the time or award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided and (iv) all costs associated with relating efforts, including without limitation, Lessor's overhead, legal fees, commissions and improvement costs. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) above shall be computed by allowing interest at the maximum rate permitted by law. The "worth at the time of award" of the amount referred to in clauses (i) and (ii) above clause (iii) above shall be computed by discounting such amount at the discount rate of the federal Reserve Bank of San Francisco at the time of award plus 1%.

         (b) Unless and until Lessor elects to terminate Lessee's right of possession hereunder. Lessor may enforce all of its rights and remedies under this lease and section 1951.4 of the California Civil Code, as amended, including without limitation, the right to recover the rent and all other charges, if any, as they become due hereunder. Actions of maintenance or preservation and efforts to relet the premises shall not constitute a termination or Lessee's right to possession.

         (c) The rights and remedies herein conferred upon Lessor are not intended to be exclusive and are in addition to any other rights and remedies if may have now or hereafter by law, equity or statute.

20. LESSOR'S RIGHT OF ENTRY. Lessor or its agents may enter the premises at all reasonable hours to inspect, clean, repair, alter or make additions thereto or to adjacent space, or for any other lawful purpose, including without limitation, showing the premises to prospective purchasers, tenants or lenders. For each of the aforesaid purposes, Lessor shall retain a key with which to unlock all of the doors in the premises. Lessor may use any and all means which it deems proper to open said doors in an emergency and any entry to the premises obtained by any of said means shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the premises, or an eviction of Lessee from the premises or any portion thereof.

21. SUBORDINATION. This lease, at Lessor's option, shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or building of which the premises are a part without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Lessee shall attorn to the purchaser upon any foreclosure or trust deed sale and recognize such purchaser as the Lessor under this lease.

22. ESTOPPEL CERTIFICATES. Lessee shall execute, acknowledge and deliver to Lessor at any time within 10 days after request by Lessor, a statement in writing certifying, if such be the case, that this lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified, the dates on which rent has been paid and such other information as Lessor shall reasonably request. If additional documents are reasonably required by Lessor for this or other purposes. Lessee shall cooperate in the preparation thereof.

24. WAIVER. No term or condition hereof or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor or the breach or default unless otherwise expressly agreed to by Lessor in writing.

25. LATE CHARGES. If the payment of any amount due hereunder is not received by Lessor on or before the due date thereof, said payment shall be in default and a late charge of 5% of the defaulted payment shall also become due and payable as additional rent. Thereafter, said pass due amount together with the late charge described herein shall bear interest at the maximum rate permitted by law.

26. ATTORNEY'S FEES. If either party shall seek the aid of an attorney for relief against the other hereunder, including any suit by Lessor for the recovery of rent or possession of the premises, the losing party shall pay the prevailing party all the costs and expenses thereby incurred, including without limitation, attorney's fees, discovery costs, witness fees and court costs. If applicable, whether or not an action is initiated or prosecute to judgment.

27. HOLD HARMLESS. Lessee shall indemnify and hold harmless lessor, its agents and employees from and against any and all claims, damages, losses and expenses, including without limitation, attorney's fees and costs of any kind whatsoever arising out of or resulting from, directly or indirectly, any act or omission of Lessee, its agents or employees.

28. HOLDOVER. Any holding over by Lessee after the expiration of this lease, without Lessor's consent, shall be deemed to be a tenancy from month-to-month on all of the terms and conditions set forth herein, to the extend not inconsistent with a month-to-month tenancy: provided however, the rent for such holdover period shall be an amount equal to the rent due for the last month of the lease term.

29. SURRENDER OF PREMISES. Upon the expiration or earlier termination of this lease, Lessee shall surrender the premises and all alterations, additions and improvements thereto in the same condition and configuration as received, ordinary wear and test alone excepted. Any damage of the type described in the rules and regulations attached hereto shall be deemed excessive. If Lessee fails to so surrender the premises. Lessee shall pay to Lessor, upon demand, the estimated cost of repairs and the rental value of the premises for the time reasonably estimated to make said repairs. The wall repair component of said estimate, if any, shall reflect the charges necessary to replace damaged panels in accordance with manufacturer's specifications and procedures. Lessee shall further indemnify Lessor against any loss or liability resulting, from delay by Lessee in so surrendering the premises, including without limitation, any claims made by succeeding tenants founded on such failure.

30. NOTICES. All notices which are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been given when they are (i) addressed as shown below, or to such other addresses as either party may specify in writing, (ii) stamped and
         (iii) deposited the United States mail.

31. AUTHORITY. If Lessee signs as a corporation, partnership or joint venture, such of the persons executing this lease on behalf of lessee does hereby covenant and warrant that (i) Lessee is a duly authorized and existing entity, (ii) Lessee has and is qualified to do business in California, (iii) the entity has full right and authority to enter into this lease and (iv) each person signing on behalf of the entity is authorized to do so.

32. CONSENT. Where required, the consent of either party hereunder shall not be unreasonably withheld.

33. JOINT AND SEVERAL LIABILITY. Each person or entity signing as Lessee hereunder shall be jointly and severally liable for the obligations of Lessee herein.

34. MISCELLANEOUS. This lease shall be construed in accordance with the law of the State of California. In the event that one or more of the provisions or paragraphs of this lease is determined to be a illegal and unenforceable, the remainder of this lease shall not be affected thereby and each remaining provision or portion thereof shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law. Lessee has reviewed this lease, and has had a full opportunity to consult any attorney of its choice in this regard, and accordingly, the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this lease.

35. ENTIRE UNDERSTANDING. This agreement represents the entire understanding of Lessor and Lessee and supersedes all prior written or oral agreements relative to the subject matter hereof.


Dated
     ------------------------------------


Lessee                                      Lessor

Genuine Internet Inc.                       Harvard Investment Company
---------------------                       --------------------------

805 Veterans Blvd., Suite 310               805 Veterans Blvd., Suite 200
-----------------------------               -----------------------------
       (address)                             (address)

Redwood City, CA 94063                      Redwood City, CA 94063
----------------------                      ----------------------
(city, state, zip code)                     (city, state, zip code)

By                                          By
  ----------------------------                ---------------------------
         Eric Greenberg                            Gary A. Martin

----------------------------------
         (individual)

                              Rules and Regulations

1.       Lessee shall not any way deface the premises or any part thereof.

2. Lessor will direct workers as to where and how all computer, communication and telephone equipment is to be installed. No boring or cutting for wires or equipment will be allowed without the prior written consent of Lessor.

3. No unusual furniture, freight, packages, suppliers, equipment or merchandise of any kind shall be brought into the building without the prior written consent of Lessor and all moving of the same into or out of the building shall be done at such a time and in such manner as Lessor shall designate.

4. Lessee shall specify that all deliveries be made at the near of the building only. Under no circumstances are deliveries to be made or receive at or through the front of the building. There shall not be used in the building any hand trucks except those equipped with rubber tires and side guards. In no event shall hand trucks be used on or about the front stairs or lobby of the building.

5. Lessee shall not overload the floor of the premises, Lessor shall have the right to prescribe the weight, size and position of all heavy objects brought into the building and also the times and manner of moving the same in and out of the building Lessor will not be responsible for loss of or damage to any such property from any cause and all damage done to the building by moving or maintaining such property shall be repaired at the expense of Lessee.

6. Before leaving each day, Lessee shall see that the doors of the premises and building are securely locked.

7. Cars are to park in property marked spaces only. Under no circumstances are cars to (i) back in, (ii) park in spaces reserved for other tenants, (iii) park in driveways, (iv) park in front of entrances to the building, (v) park in unmarked areas or (vi) park in loading zones except while loading or unloading. All motorcycles, mopeds and bicycles are to park only in the area designated for them. Lessor shall have the right to cause improperly parked vehicles to be lowed at the owner's expense. In addition,

8. Lessee shall use protective pads at all desks, coffee machines and copy machines and maintain the premises in a clean and orderly manner at all times.

9. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed to any part of the outside or inside of the building or the premises without the prior written consent of Lessor and Lessor shall have the right to remove any such item without notice to and at the expense of Lessee.

10. The sidewalks, halls, exits, entrances and stairways shall not be obstructed or used for any purpose other than for ingress and egress. The halls. exits, entrances, stairways and roof are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation and interests of the building.

11. Lessor will furnish Lessee 2 keys to Lessee's entry door. Lessor shall make a reasonable charge for any additional keys. Lessee shall not have any such keys copied. Upon the expiration or earlier termination of this lease. Lessee shall deliver to Lessor all keys to doors in the building. Lessee shall not after any lock or install any new or additional locks or any bolts on any door of the premises without the written consent of Lessor.

12. The bathrooms, urinals and washbowls shall be used only for the purpose for which they were constructed and no foreign substance of any kind shall be thrown therein.

13. Lessee shall not employ any person other than Lessor's janitor for the purpose of cleaning the premises without the prior written consent of Lessor. Except with the written consent of Lessor, no persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to Lessee for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person, janitor service shall include ordinary dusting and cleaning and shall not include cleaning of carpets of rugs, except normal vacuuming, or moving of furniture and other special services, janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m.

14. Lessee shall not (i) permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the building, (ii) use the premises for manufacturing, maintenance, repair or for the storage of merchandise except as such storage may be incidental so the use of the premises for general office purposes or (iii) use the premises for commercial cooking, lodging, sleeping or any illegal purpose.

15. Lessee shall not use or keep in the premises any hazardous waste, toxic, flammable, explosive or noxious substance, except for standard off supplies food, animal or bird.

16. No vending machine of any kind shall be installed, maintained or operated in the premises without the prior written consent of Lessor.

17. On Saturdays, Sundays, legal holidays and other days between the hours of 5:00 p.m. and 9:00 a.m. the following day, access to the building or to the premises may be refused unless the person seeking access is known to the person or employee of the building in charge has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building of any person. In case of invasion, not, public excitement or other commotion, Lessor reserves the right to prevent access to the building for the safety of the building and its tenants.

18. Lessee shall not disturb, solicit or canvass any other tenants of the building and shall cooperate to prevent same.

19. If Lessee desires a music system, the system available through Lessor shall be used and a separate charge will be assessed for same.

21. If Lessee wishes to maintain a coffee machine or like device in the premises, a timer must be connected to the outlet into which said machine is connected to prevent same from being left on.

22. No air conditioner, heater or similar appliance shall be used without the prior written consent of Lessor.

                  FIRST ADDENDUM TO STANDARD FORM OFFICE LEASE
                  --------------------------------------------

         THIS FIRST ADDENDUM TO LEASE (this "Addendum") is made by and between HARVARD INVESTMENT COMPANY, a ________________ ("Lessor"). and GENUINE INTERNET INC., a California corporation ("Lessee"), to be a part of that certain Standard Form Office Lease of even date herewith between Lessor and Lessee (the "Lease
Form) concerning approximately 6.370 rentable square feet of premises ("Premises"), within the building ("Building") known as the Peninsula Corporate Center located at 805 Veterans Boulevard, Suite 310, Redwood City, California (the "Project"). Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

         1. DEFINITIONS. Unless otherwise defined in this Addendum, all the terms used in this Addendum shall have the same meaning and definition given them in the Lease Form. As used in this Addendum, the term "Lease Form" shall mean the printed lease form, together with all exhibits and attachments thereto, to which this Addendum is attached. As used herein, the term "Lease" shall mean the Lease Form, this Addendum, and all other addenda, exhibits, and attachments to the Lease Form referred to in the Lease Form or in this Addendum.

         2. COMMENCEMENT DATE. The term of the Lease shall commence (the "Commencement Date") on the later of (i) June 1, 1996 or (ii) the date by which all of the following have occurred: (a) Lessor has delivered possession of the Premises to Lessee in the condition required by this Lease; and (b) Lessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for Lessee's intended use. If the Commencement Date has not occurred for any reason whatsoever on or before June 15, 1996, then Lessee may terminate the Lease at any time thereafter until the Commencement Date has occurred by written notice to Lessor, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee.

         3. OPERATING EXPENSES. Lessee shall have no obligation to pay any operating or other expenses incurred by Lessor with respect to the Project, including, without limitation, real property taxes and any property insurance charges applicable to the Project.

         4. SECURITY DEPOSIT. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Lessee has vacated the Premises. Lessor shall return to Lessee the entire security deposit except for amounts that Lessor has deducted therefrom that are needed by Lessor to cure defaults of Lessee under the Lease or compensate Lessor for damages for which Lessee is liable pursuant to this Lease.

         5. COMPLIANCE WITH LAWS. At the Commencement Date, the Premises and the Project shall conform to all requirements of covenants, conditions, restrictions and encumbrances ("CC&R's"), all underwriter's requirements, and all rules, regulations, statutes, ordinances, laws and building codes, (collectively, "Laws") applicable thereto. Tenant shall not be required to construct or pay the cost of complying with any CC&R's. underwriter's requirements or Laws requiring construction of improvements in the Premises which are properly capitalized under general accounting principles, unless such compliance is necessitated solely because of Tenant's particular use of the Premises.

         6. REPAIRS AND MAINTENANCE. Lessor shall perform and construct, and Lessee shall have no responsibility to perform or construct, any repair, maintenance or improvements (i) necessitated by the acts or omissions of Lessor or any other occupant of the Building, or their respective agents, employees or contractors, (ii) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain. (iii) required as a consequence of any violation of any laws or construction defects in the Premises or the Building as of the Commencement Date. (iv) for which Lessor has a right of reimbursement from others. (v) which could be treated as a "capital expenditure" under generally accepted accounting principles. (vi) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Premises and the Building, and (vii) to any portion of the Building or Project outside of the demising walls of the Premises.

         7. ASSIGNMENT AND SUBLETTING. Lessee may, without Lessor's prior written consent, sublet the Premises or assign the Lease to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee:
(ii) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Lessee's assets located in the Premises.

         8. INDEMNITY AND INSURANCE. Lessor shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Lessee from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Lessor or its agents, contractors, licensees or invitees, Lessor's violation of any Law, order or regulation, or a breach of Lessor's obligations or representations under the Lease.

         9. WAIVER OF SUBROGATION. The parties hereto release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Lease, or which would normally be covered by the standard form of full replacement value "all risk-extended coverage" casualty insurance, without regard to the negligence or willful misconduct of the entity so released. All of Lessor's and Lessee's repair and indemnity obligations under the Lease shall be subject to the waiver contained in this paragraph.

         10. DAMAGE, CONDEMNATION. If the Premises are condemned or damaged by any peril and Lessor does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Lessee shall have the option to terminate the Lease if the Premises cannot be, or are not in fact, fully restored by Lessor to their prior condition within ninety (90) days after the condemnation or damage.

         11. NOTICES. Any notice required under the Lease that is sent by mail shall be deemed received, if properly addressed, three (3) business days after any such notice is deposited in the United States mail certified.
postage-prepaid, return-receipt requested.

         12. DEFAULT AND LATE CHARGE. Lessee shall not be in breach or default, not shall any late charge be imposed, on account of Lessee's failure to (i) pay money to Lessor, unless Lessee's failure to pay continues for five (5) days after Lessee's actual receipt of written notice of the delinquency, or (ii) perform any other covenant of the Lease, unless such failure to perform continues for a period of thirty (30) days after Lessee's actual receipt of written notice of such failure or such longer time as may reasonably be required to cure the default. Lessee shall not be in breach or default of the Lease solely because it abandons or vacates the Premises. or as a consequence of the filing of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in the Lease or of Lessee's other assets or the exercise by any third party of any other remedy with respect to Lessee. Lessee's interest in the Lease or Lessee's other assets, unless the petition, receiver, attachment or other remedy is not discharged within sixty (60) days.

         13. SURRENDER. Lessee's obligations with respect to the surrender of the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the Commencement Date, ordinary wear and tear, acts of God, casualties, condemnation. Hazardous Materials (other than those released or emitted by Lessee), and alternations or other interior improvements which Lessor states in writing may be surrendered at the termination of the Lease, excepted.

         14. BROKERAGE COMMISSIONS. Lessor shall be responsible for the payment of all real estate brokerage commissions arising from the execution of the Lease.

         15. ENVIRONMENTAL. To the best knowledge of Lessor, (i) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof, (ii) no underground storage tanks are present on the Project, and (iii) no action, proceeding or claim is pending or threatened regarding the Project concerning any Hazardous Material or pursuant to any environmental law. Under no circumstance shall Lessee be liable for, and Lessor shall indemnify, defend and hold harmless Lessee, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorney's and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present at any time on or about the Project, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Material, by Lessee or its agents or employees in violation of applicable environmental laws. As used in this Addendum, "Hazardous Material" shall mean any material which is now or hereafter regulated by any governmental authority or which poses a hazard to the environment or human life.

         16. APPROVALS. Whenever the Lease requires an approval, consent, designation, determination, selection or judgment by either Lessor or Lessee, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

         17. REASONABLE EXPENDITURES. Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

         18. NAME CHANGE. Lessor understands and acknowledges that Lessee has filed for a legal name change from Genuine Internet, Inc. to Silicon Valley Internet Partners. As soon as Lessor is notified in writing that such name change is legally effective, the name of Lessor under this Lease shall thereafter be deemed to be Silicon Valley Internet Partners, and such name change shall be self-operative without the execution of any further instruments on the part of either Lessor or Lessee.

         19. LANDLORD'S ENTRY OF PREMISES. Lessor and Lessor's agents, except in the case of emergency and regularly scheduled services, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the

Premises. Any such entry by Lessor and Lessor's agents shall comply with all reasonable security measures of Lessee and shall not impair Lessee's operations more than reasonably necessary. During any such entry. Lessor and Lessor's agents shall at all times be accompanied by Lessee.

         20. PARKING. Without charge. Lessee shall have the non-exclusive use of not less than __________, __, parking spaces on the Project. Lessor shall in no event oversubscribe parking.

         21. EFFECT OF ADDENDUM. All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Addendum and the Lease, the terms of this Addendum shall prevail.

         In witness whereof, said parties hereunto subscribe their names.

Lessor:                                     Lessee:

HARVARD INVESTMENT COMPANY                  GENUINE INTERNET INC.

By                                          By
  ------------------------                    --------------------
Name                                        Name
    ----------------------                      ------------------

Its                                         Its
   -----------------------                     -------------------

Standard Form Office Lease

Made and entered into at REDWOOD CITY, California, between HARVARD INVESTMENT COMPANY ("Lessor") and GENUINE INTERNET INC. ("Lessee").

1. PREMISES. (a) In consideration of the rent herein provided and the terms and conditions hereof, Lessor hereby leases to Lessee those certain premises, more particularly described in Exhibit "A" attached hereto, situated in Peninsula Corporate Center located at 805 Veterans Blvd., Suite 310, Redwood City, California. (b) Rentable area on each floor of the building is determined by measuring from the center of the outer walls enclosing the premises to the center of the opposite outer wall. Rentable area shall not include areas, if any, used for typical tower building stairs, fire towers, elevator shafts, flues, vents stacks. pipe shafts, vertical ducts, janitor closets and building equipment rooms. Rentable area on partially occupied floors shall be determined as above, but shall include only a proportionate share of the common areas and shall be measured from the center of the outer wall to the center of party walls and/ or hallway partitions.

         The number of square feet of rentable area comprising the premises shall be approximately 6370 sq. ft..

2. TERM. Subject to the terms and conditions set forth herein, the term of this lease shall commence on June 1, 1996 and shall end on May 31, 1997 unless sooner terminated as hereinafter provided.

3. RENT. (a) Lessee agrees to pay to Lessor, as a monthly rent for the premises, during the term hereof, the sum of $12,740.00 Such monthly rent shall be due and payable advance each month on the first day of the month and shall be payable to Lessor at the address shown below. The first monthly installment shall be due and payable on the date of execution of this lease by Lessee, 3) and a like monthly installment shall be due on or before the first day of each subsequent month during the term hereof. Should this lease commence on a day other than the first of the month, the rent for such partial month shall be prorated.

         (c) At the end of each calendar year, Lessee shall pay to Lessor, as additional rent, Lessee's pro-rata share of the amount. If any, by which operating expenses for said calendar year exceed $4.00 per square foot of rentable area. As used herein, the term "operating expenses" shall mean all costs of management operation and maintenance of the land and building of which the premises are a part, including without limitation, management office rental value, the cost of all capital improvements required by any governmental authority or made by Lessor to maintain operations, employee wages and overhead expenses, equipment and tools, insurance, janitorial services, landscaping, maintenance and repairs, materials and supplies, scavenger, security services and utilities.

4. SECURITY DEPOSIT. Upon execution hereof, Lessee shall deposit with Lessor the sum of $19,110.00. Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms and conditions of this lease. If Lessee defaults with respect to any provision of this lease, including without limitation, the provisions relating to the payment of rent, Lessor may, at its option, apply or retain as much of said deposit as is necessary to compensate Lessor for the damages caused by Lessee's default. If any portion of said deposit is so used or applied. Lessee shall, 1) demand therefore, deposit cash with Lessor in an amount sufficient to restore said deposit to its original amount and Lessee's failure to do so shall be a material breach of this lease. Lessor shall not be required to keep this deposit separate from its general funds and Lessee shall not be entitled to interest on said deposit. If Lessee shall fully and faithfully perform every provision of this lease to be performed by it, the deposit or any balance thereof shall be returned to Lessee at the expiration of the lease term. In the event of termination of Lessor's interest in this lease. Lessor shall transfer said deposit to Lessor's successor in interest.

5. USE. Lessee shall use the premises for general office 2) purposes only and in strict compliance with the rules and regulations attached hereto. Lessee shall conduct its business, insofar as the same relates to Lessee's use of the premises, in a lawful manner and in strict compliance with all governmental laws, rules, regulations and orders applicable to the use by Lessee of the premises. Lessee shall, at its sole cost and expense. promptly comply with all laws, statutes, ordinances and governmental rules, regulations, orders or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters of other similar body now or hereafter constituted relating to or affecting the condition or use of the premises. Lessee shall not do or permit anything to be done in or about the premises not bring or keep anything therein which will in any way increase fire or casualty insurance rates or interfere with the rights of other tenants or occupants of the building or injure or enemy them, nor shall Lessee cause, maintain or permit any nuisance in or about the premises. Lessee shall not commit or suffer to be committed any waste in or about the premises.

6. OCCUPANT LOAD. Notwithstanding anything to the contrary contained herein, Lessee shall not permit the premises to be occupied by more than 35 full-time, on-site employees.

7. EQUIPMENT. No equipment, other than that described in Exhibit "B" attached hereto, shall be used in the premises without the prior written consent of Lessor. Lessor does not guarantee that the building's air conditioning will be adequate to service Lessee's equipment needs. If auxiliary air conditioning is necessary, the cost of purchase, installation, maintenance and operation thereof shall be paid by Lessee upon demand.

8. BUILDING SERVICES. (a) Lessor shall provide Lessee water, sewer and waste pick-up utilities and facilities, electricity and HVAC for normal operations, 8 a.m. to 6 p.m. Monday through Friday, janitorial service Monday through Friday, building lighting replacement, restroom supplies, window washing with reasonable frequency Any additional usage or service required by Lessee must be arranged with Lessor and shall be subject to an additional charge. Lessor shall not be liable for, and Lessee shall not be entitled to, any abatement or reduction of rent by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts, labor disturbances, o f any other cause, similar or dissimilar, beyond the reasonable control of Lessor, Lessor shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the failure to furnish any of the foregoing.

         (b) Whenever heat generating machines, equipment or lighting are used in the premises which affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right to install supplementary air conditioning for the premises and the cost of purchase, installation, maintenance and operation thereof shall be paid by Lessee upon, demand.

9. MAINTENANCE AND REPAIRS. By accepting occupancy, Lessee shall be deemed to have agreed that the premises are in (i) a clean and sanitary condition, (ii) good state or repair and (iii) a condition suitable for Lessee's use. Lessee shall maintain the premises and every part thereof in said condition. If Lessee fails to so maintain the premises, Lessor may, at its option, perform such acts and expend such funds, at the expense of Lessee, as are reasonably required to so maintain or repair the premises. Any amount so expended by Lessor shall be paid by Lessee upon demand. Lessor shall have no liability to Lessee for any damage, inconvenience or interference with the use of the premises by Lessee as a result of performing any such work. Lessor shall maintain the building and every part thereof in a good state of repair.

         (1)  within ten (10) days after its receipt of a written

         (2)  administration, Sales, training and distribution

         (3) and shall constitute rent for the first full month of the Lease term.